Commitment and Contingencies (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Capital Raise Description	In connection with the CMS merger we are committed to our previous preferred stock and debt holders to raise $9 million in a secondary IPO, private placement and debt as defined in the agreements.
Litigation		$ 246,632